SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) April 22, 2002



                              Cross Country, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




Delaware                          0-33169                             13-4066229
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(State or Other                 (Commission                     (I.R.S. Employer
Jurisdiction of                 File Number)                      Identification
incorporation)                                                              No.)





       6551 Park of Commerce Blvd., N.W., Suite 200, Boca Raton, FL 33487
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               (Address of Principal Executive Offices) (Zip Code)





                                 (561) 998-2232
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.  OTHER EVENTS.

         Incorporated by reference is a press release issued by the Company on April 22, 2002, which is attached hereto as Exhibit 1.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

Exhibit  Description

1.1      Press release issued by the Company on April 22, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CROSS COUNTRY, INC.




                                            BY:   /s/ Emil Hensel
                                                 ----------------------
                                                 Name: Emil Hensel
                                                 Title:  Chief Financial Officer



Date:  April 22, 2002

Exhibit 1.1

CROSS COUNTRY, INC. ANNOUNCES TERMINATION OF LOCKUP ON 635,107 SHARES.



     BOCA RATON, Fla., April 22, 2002/ -- Cross Country, Inc. (Nasdaq: CCRN) today announced that an aggregate of 635,107 shares of common stock will become eligible for resale in the public market on April 23, 2002 as a result of the termination of the underwriters' lockup in connection with the Company's initial public offering effected on October 24, 2001.

     In connection with the Company's public offering effected March 20, 2002, Cross Country, its directors and executive officers as well as Charterhouse Equity Partners III, L.P. and Morgan Stanley Private Equity agreed not to sell or transfer any shares of common stock until June 19, 2002 without the consent of the underwriters. Accordingly, on such date an aggregate of 11,977,464 restricted shares will become eligible for resale in the public market. In addition, in connection with such offering, DB Capital Investors L.P. and the Northwestern Mutual Life Insurance Company agreed not to sell or transfer any shares of common stock held by them until May 20, 2002. On such date, an aggregate of 635,587 shares of common stock will become eligible for sale in the public market.

      The underwriters may release some or all of these shares from the restrictions at any time. Cross Country, Inc. is a leading provider of healthcare staffing services in the United States. The company has an active client base of over 3,000 hospitals, pharmaceutical companies and other healthcare providers across all 50 states.

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Contact: Brian Hekman, Director, Corporate Communications 800-998-5187